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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 21, 2003 (except for Note 13, as to which the date is December 11, 2003) in Amendment No. 1 to the Registration Statement on Form S-1 and related Prospectus of Peninsula Pharmaceuticals, Inc. for the registration of shares of its common stock.

                                                          /s/  Ernst & Young LLP

Palo Alto, California
January 22, 2004